SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
                       March 3, 2003 (February 19, 2003)


                                  CRESTED CORP.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Colorado                      0-8773                84-0608126
--------------------------------    -------------------    ---------------------
  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)                File No.)           Identification No.)


     Glen L. Larsen Building
     877 North 8th West
     Riverton, WY                                                  82501
-------------------------------------------------------    ---------------------
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.  OTHER EVENTS


     U.S. Energy Corp. and its subsidiary Crested Corp., d/b/a USECC, reported that on February 20, 2003, USECC received an Order from U.S. District Judge Lewis T. Babcock granting a motion filed by the Special Master to seek an additional extension of time to file his final accounting report. The accounting is being conducted on the trades of uranium from three former republics of the Soviet Union (Commonwealth of Independent States, "CIS") by RWE Nukem, Inc. and its affiliates. The extension being granted is from March 3, 2003 to April 4, 2003. On February 20, 2003, the U.S. District Court entered a Minute Order vacating the hearing regarding the Special Master's final report set for March 7, 2003 and reset it for Friday, April 11, 2003. RWE Nukem, Inc., a wholly owned subsidiary of German utility conglomerate RWE AG (OTC Bulletin Board: "RWEOY" and DAX: "RWE GR"), is the Trustee for the Sheep Mountain Partners (SMP/partnership) Constructive Trust. SMP is 50% owned by USECC and 50% by RWE Nukem.

     According to an Order issued previously by the U.S. District Court of Colorado on February 15, 2001, "The only remaining assets of the SMP Partnership are the CIS purchase rights and the profits therefrom." The Court appointed Raymond L. Friedlob as Special Master to determine the amount owed by RWE Nukem to the partnership and to file a report with the Court. The Special Master engaged the Denver-based accounting firm of Cordes & Co. to assist him in conducting the accounting. At a status hearing held in August 2002, the Court set December 6, 2002 as the deadline for the Special Master to file his report. In November 2002, the Special Master received an order from the Court extending the deadline to March 3, 2003.

     The Special Master's motion for extension filed on February 19, 2003 notes that the accountant Cordes & Co. is still in the process of completing its work on the final accounting and until all the data is received by the Special Master, the final report cannot be completed. The new Orders of February 19 and 20, 2003 state that the Special Master's final report shall be filed by Friday, April 4, 2003 and the hearing will be held on Friday, April 11, 2003.


FORWARD LOOKING STATEMENTS

     This Report on Form 8-K includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact included in this Report, are forward-looking statements. In addition, whenever words like "expect," "anticipate" or "believe" are used, we are making forward-looking statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CRESTED CORP.


Dated: March 3, 2003                   By:    /s/  Daniel P. Svilar
                                            ------------------------------------
                                            DANIEL P. SVILAR, Secretary



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